EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of U.S. Helicopter Corporation (the "Company") on Form 10-Q for the period ending June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John G. Murphy, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

         1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 19, 2008
                                      /S/ JOHN G. MURPHY
                                    ----------------------------------------
                                    John G. Murphy
                                    President and Chief Executive Officer
                                    (Principal Executive Officer)